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                                 EXHIBIT 10.13

                      FIRST AMENDMENT TO ESCROW AGREEMENT
                      -----------------------------------


     THIS FIRST AMENDMENT TO ESCROW AGREEMENT (this "First Amendment") is made and entered into this 29th day of July, 1998, by and between Community Trust Financial Services Corporation, a Georgia corporation (the "Company") and The Bankers Bank (the "Escrow Agent").

                                  WITNESSETH:

     WHEREAS, the Company and the Escrow Agent are parties to that certain Escrow Agreement, dated May 11, 1998 (the "Escrow Agreement"); and

     WHEREAS, the parties desire to amend the Escrow Agreement in order to clarify the time period within which certain funds must be remitted by the Company to the Escrow Agent;

     NOW, THEREFORE, FOR AND IN CONSIDERATION of the premises, the covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1.   General.   Capitalized terms not otherwise defined herein shall have
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the respective meanings given to such terms in the Escrow Agreement.  The
Escrow Agreement, as hereby amended, shall remain in full force and effect in accordance with its terms as amended hereby. From and after the date of this First Amendment, references to the Escrow Agreement shall be deemed to be references to the Escrow Agreement as amended by this First Amendment.

     2.   Amendment to Escrow Agreement.   Section 1 of the Escrow Agreement is
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hereby amended by adding thereto, the following:

               Notwithstanding anything in this Escrow Agreement to the contrary, all subscription funds that are attributable to sales of Shares effected through Morgan Keegan & Company, Inc., in its capacity as standby placement agent for the Offering, shall be transmitted directly to the Escrow Agent by noon of the next business day after receipt of such funds.

     3.   Governing Law.   This First Amendment shall be governed by, and
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construed in accordance with, the internal laws of the State of Georgia applicable to agreements made and to be performed entirely within such state.

     4.   Counterparts.  This First Amendment may be executed simultaneously
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in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.
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     IN WITNESS WHEREOF, the undersigned have set their hands and seals this
29th day of July, 1998.
                                    COMPANY

                                    COMMUNITY TRUST FINANCIAL SERVICES
                                    CORPORATION


                                    By: /s/ Ronnie Austin
                                        ------------------------
                                        Ronnie Austin, President



                                    ESCROW AGENT

                                    THE BANKERS BANK


                                    By: /s/ William R. Burkett
                                        -------------------------------
                                        William R. Burkett, Senior Vice
                                        President